                          FUND PARTICIPATION AGREEMENT

   This  AGREEMENT  is made this  20th day of June,  2002,  by and  among  First
Security Benefit Life Insurance and Annuity Company of New York (the "Insurer"),
a life insurance  company  domiciled in New York, on its behalf and on behalf of the  segregated  asset  accounts  of the  Insurer  listed  on  Exhibit A to this
Agreement (the "Separate Accounts");  Federated Insurance Series (the "Fund"), a
Massachusetts    business   trust;   and   Federated   Securities   Corp.   (the
"Distributor"), a Pennsylvania corporation.

                                   WITNESSETH

   WHEREAS,  the Fund is registered with the Securities and Exchange  Commission
("SEC")  as an  open-end  management  investment  company  under the  Investment
Company Act of 1940, as amended ("1940 Act") and the Fund is authorized to issue separate classes of shares of beneficial interest ("shares"),  each representing an interest in a separate  portfolio of assets known as a  "portfolio"  and each portfolio has its own investment objective, policies, and limitations; and

   WHEREAS,  the  Fund  is  available  to  offer  shares  of one or  more of its portfolios  to  separate  accounts of  insurance  companies  that fund  variable annuity  contracts  ("Variable  Contracts") and to serve as an investment medium for Variable  Contracts  offered by insurance  companies  that have entered into participation agreements substantially similar to this agreement ("Participating
Insurance  Companies"),  and the Fund will be made  available  in the  future to offer shares of one or more of its portfolios to separate  accounts of insurance companies  that fund  variable  life  insurance  policies  (at  which  time such policies would also be "Variable Contracts" hereunder), and

   WHEREAS,  the Fund is currently  comprised of seventeen separate  portfolios, and other portfolios may be established in the future; and

   WHEREAS,  the Fund has obtained an order from the SEC dated December 29, 1993
(File No. 812-8620),  granting  Participating  Insurance  Companies and variable annuity and  variable  life  insurance  separate  accounts  exemptions  from the provisions of sections 9(a),  13(a),  15(a), and 15(b) of the 1940 Act and Rules
6e-2(b)(15) and  6e-3(T)(b)(15)  thereunder,  to the extent  necessary to permit shares of the Fund to be sold to and held by variable  annuity and variable life insurance  separate accounts of life insurance  companies that may or may not be affiliated with one another (hereinafter the "Mixed and Shared Funding Exemptive
Order"); and

   WHEREAS,  the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member in good standing of the National Association of Securities Dealers,  Inc. ("NASD");
and

   WHEREAS,   to  the  extent   permitted  by  applicable   insurance  laws  and
regulations,  the Insurer wishes to purchase shares of one or more of the Fund's portfolios on behalf of its Separate  Accounts to serve as an investment  medium for Variable Contracts funded by the Separate  Accounts,  and the Distributor is authorized to sell shares of the Fund's portfolios;

   NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

ARTICLE I.      SALE OF FUND SHARES

   1.1 The  Distributor  agrees  to  sell to the  Insurer  those  shares  of the portfolios  offered and made  available by the Fund and  identified on Exhibit B
("Portfolios")  that the Insurer orders on behalf of its Separate Accounts,  and agrees to execute such orders on each day on which the Fund  calculates  its net asset value pursuant to rules of the SEC ("business day") at the net asset value next computed after receipt and acceptance by the Fund or its agent of the order for the shares of the Fund.

   1.2 The Fund  agrees to make  available  on each  business  day shares of the
Portfolios  for  purchase  at the  applicable  net asset  value per share by the
Insurer on behalf of its Separate Accounts; provided, however, that the Board of
Trustees of the Fund may refuse to sell shares of any  Portfolio  to any person, or suspend or terminate the offering of shares of any Portfolio,  if such action is required by law or by regulatory  authorities  having  jurisdiction or is, in the sole  discretion of the  Trustees,  acting in good faith and in light of the
Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Portfolio.

   1.3 The Fund and the  Distributor  agree that shares of the Portfolios of the
Fund will be sold only to  Participating  Insurance  Companies,  their  separate accounts,  and other persons  consistent  with each Portfolio  being  adequately diversified  pursuant to Section 817(h) of the Internal Revenue Code of 1986, as
amended  ("Code"),  and the regulations  thereunder.  No shares of any Portfolio will be sold  directly  to the  general  public to the extent not  permitted  by applicable tax law.

   1.4 The Fund and the  Distributor  will not sell shares of the  Portfolios to any  insurance  company  or  separate  account  unless an  agreement  containing provisions  substantially  the same as the  provisions in Section 2.5 of Article
II,  Article IV and  Article VII of this  Agreement  is in effect to govern such sales.

   1.5 Upon receipt of a request for redemption in proper form from the Insurer, the Fund agrees to redeem any full or fractional  shares of the Portfolios  held by the Insurer,  executing  such  requests on each business day at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for  redemption,  except that the Fund reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder.  Provided that the Fund has not suspended the right of redemption in accordance with Section 22(e) of the 1940 Act, such redemption  shall be paid by the Fund to SBL on the business day that the Fund  receives  actual notice of an order to redeem shares. Payment shall be in federal funds transmitted by wire by
6:00 p.m.  Eastern time,  although  Federated will use best efforts to make such payment by 3:00 p.m. Eastern time.

   1.6 For purposes of Sections  1.2 and 1.5, the Insurer  shall be the agent of the Fund for the  limited  purpose  of  receiving  and  accepting  purchase  and redemption  orders from each Separate Account and receipt of such orders by 4:00
p.m.  Eastern time by the Insurer  shall be deemed to be receipt by the Fund for purposes of Rule 22c-1 of the 1940 Act;  provided  that the Insurer will use its best efforts to provide  notice of such orders to the Fund on the next following business day prior to 9:30 a.m. Eastern time on such day.

   1.7 The Insurer agrees to purchase and redeem the shares of each Portfolio in accordance with the provisions of the current prospectus for the Fund.

   1.8 The Insurer  shall pay for shares of the  Portfolio on the next  business day that the Portfolio  receives actual notice on an order to purchase shares of the  Portfolio.  Payment shall be in federal funds  transmitted  by wire by 6:00
p.m. Eastern time.

   1.9 Issuance and transfer of shares of the  Portfolios  will be by book entry only unless otherwise agreed by the Fund. Stock  certificates will not be issued to the Insurer or the Separate  Accounts  unless  otherwise  agreed by the Fund.
Shares  ordered from the Fund will be recorded in an  appropriate  title for the
Separate Accounts or the appropriate subaccounts of the Separate Accounts.

   1.10 The Fund shall furnish same day notice (by wire or  telephone,  followed by written  confirmation) to the Insurer of any income dividends or capital gain distributions  payable  on the shares of the  Portfolios.  The Fund will use its best  efforts  to  provide  such  notice to the  Insurer no later than 7:00 p.m.
Eastern time on the day the  dividend or  distribution  is payable.  The Insurer hereby elects to reinvest in the Portfolio all such dividends and  distributions as are  payable  on a  Portfolio's  shares  and to receive  such  dividends  and distributions in additional  shares of that Portfolio.  The Insurer reserves the right to revoke this  election in writing and to receive all such  dividends and distributions in cash. The Fund shall notify the Insurer of the number of shares so issued as payment of such dividends and distributions.

   1.11 The Fund shall instruct its recordkeeping agent to advise the Insurer on each business day of the net asset value per share for each Portfolio as soon as reasonably practical after the net asset value per share is calculated and shall use its best  efforts to make such net asset value per share  available  by 7:00
p.m.  Eastern time. If Fund or its  recordkeeping  agent  provides  Insurer with materially  incorrect  share net asset  value  information  through  no fault of
Insurer,  Insurer,  on behalf of the Separate Accounts,  shall be entitled to an adjustment to the number of shares  purchased or redeemed to reflect the correct share net asset value.  Any material error  (determined  in accordance  with SEC guidelines) in the calculation of net asset value per share, dividend or capital gain information  shall be reported  promptly upon discovery to Insurer.  In the event that such  material  error is the result of the Fund's (or its  designated agent's) gross  negligence,  the Fund shall be responsible  for any of Insurer's administrative or other costs or losses incurred in correcting Variable Contract
Owner accounts.

ARTICLE II.     REPRESENTATIONS AND WARRANTIES

   2.1 The Insurer  represents and warrants that it is an insurance company duly organized and in good standing  under  applicable law and that it is taxed as an insurance company under Subchapter L of the Code.

   2.2 The  Insurer  represents  and  warrants  that it has  legally and validly established  each of the Separate  Accounts as a segregated  asset account under
New York  law,  and that each of the  Separate  Accounts  is a validly  existing segregated asset account under applicable federal and state law.

   2.3 The Insurer represents and warrants that the Variable Contracts issued by the Insurer or interests in the Separate Accounts under such Variable  Contracts
(1) are or,  prior to  issuance,  will be  registered  as  securities  under the
Securities  Act of 1933 ("1933 Act") or,  alternatively,  (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered  exclusively in transactions  that are properly exempt from registration under the 1933 Act.

   2.4 The Insurer  represents  and warrants that each of the Separate  Accounts
(1) has  been  registered  as a unit  investment  trust in  accordance  with the provisions  of the 1940 Act or,  alternatively,  (2) has not been  registered in proper reliance upon an exclusion from registration under the 1940 Act.

   2.5 The Insurer  represents that the Variable Contracts issued by the Insurer are currently treated as annuity contracts or life insurance policies (which may
include  modified  endowment   contracts),   whichever  is  appropriate,   under
applicable  provision of the Code and that it will maintain  such  treatment and shall notify the Fund and Distributor immediately upon having a reasonable basis for believing that such Variable  Contracts have ceased to be so treated or that they might not be so treated in the future.

   2.6 The Fund  represents and warrants that it is duly organized as a business trust  under  the  laws of the  Commonwealth  of  Massachusetts,  and is in good standing  under  applicable law and that it does and will comply in all material aspects with the 1940 Act.

   2.7 The Fund  represents  and warrants that the shares of the  Portfolios are duly authorized for issuance in accordance with applicable law and that the Fund is registered as an open-end management investment company under the 1940 Act.

   2.8 The Fund  represents  and  warrants  that  each  Portfolio  is  currently qualified as a regulated  investment  company under Subchapter M of the Code and that each Portfolio will maintain such qualification  (under Subchapter M or any successor or similar provision) and that it will notify the Insurer  immediately upon having a reasonable  basis fore  believing that any Portfolio has ceased to so qualify or that it might not so qualify in the future.

   2.9 The Fund represents and warrants that each Portfolio  currently complies, and will  continue to comply,  with the  diversification  provisions  of Section
817(h) of the Code and the  regulations  issued  thereunder (or any successor or similar  provision)  relating to the  diversification  requirements for variable life insurance policies and variable annuity contracts,  and will notify Insurer immediately  upon having a reasonable  basis for  believing  any  Portfolio  has ceased to comply or might not so comply in the future and will  immediately take all reasonable steps to adequately diversify the portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

   2.10 The  Distributor  represents  and  warrants  that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

   2.11. The Fund  represents  that to the extent that a Portfolio has adopted a plan to finance  distribution or other related  expenses  pursuant to Rule 12b-1 under  the 1940 Act,  that the board of  trustees,  a  majority  of whom are not interested  persons  of the  Fund,  has  formulated  and  approved  the  plan in compliance with Rule 12b-1.  Further, to the extent a Portfolio should decide to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, it will have a board of trustees,  a majority of whom are not interested  persons of the
Fund,  formulate  and approve any plan under Rule 12b-1 to finance  distribution expenses.

   2.12 The  Fund  represents  that the  Fund's  investment  policies,  fees and expenses are and shall at all times  remain in  compliance  with any  applicable federal and state securities laws.

   2.13  Distributor  represents  that it will sell and  distribute  the Trust's share in accordance with any applicable state and federal securities laws.

   2.14 The Fund represents and warrants that its directors, officers, employees dealing with the money and/or  securities of the Fund are and shall  continue to be at all times covered by a blanket  fidelity bond or similar  coverage for the benefit of the Fund in an amount not less than the minimum  coverage as required by Rules 17g(1) under the 1940 Act or related  provisions as may be  promulgated from time to time. The aforesaid  blanket  fidelity bond shall include  coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

   2.15 The  Distributor  represents  and  warrants  that the Fund's  investment adviser is registered as an investment  adviser and shall remain duly registered under all applicable  federal and state securities laws and that such investment adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

   2.16 Each party  represents  and warrants  that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or trust action, as applicable,  by such party, and, when so executed and delivered,  this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

ARTICLE III.    GENERAL DUTIES

   3.1 The Fund shall take all such actions as are  necessary to permit the sale of the shares of each Portfolio to the Separate Accounts,  including maintaining its  registration  as an investment  company under the 1940 Act, and registering the shares of the  Portfolios  sold to the Separate  Accounts under the 1933 Act for so long as required by applicable law. The Fund shall amend its Registration
Statement  filed  with the SEC  under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of the shares of the
Portfolios.  The  Fund  shall  register  and  qualify  the  shares  for  sale in accordance with the laws of the various states to the extent deemed necessary to perform its obligations under this Agreement.

   3.2 The Insurer shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Variable Contracts issued by the
Insurer, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and  registering the Variable  Contracts or interests in the Separate Accounts under the Variable Contracts to the extent required under the 1933 Act, and obtaining all necessary  approvals to offer the
Variable Contracts from state insurance commissioners.

   3.3 The Insurer  shall offer and sell the  Variable  Contracts  issued by the
Insurer in accordance with applicable  provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Conduct  Rules,  and state law respecting the offering of variable life insurance policies and variable annuity contracts.

   3.4 The Distributor shall sell and distribute the shares of the Portfolios of the Fund in accordance with the applicable  provisions of the 1933 Act, the 1934
Act, the 1940 Act, the NASD Conduct Rules, and state law.

   3.5 During such time as the Fund engages in Mixed Funding or Shared  Funding, a majority of the Board of Trustees of the Fund shall consist of persons who are not "interested persons" of the Fund ("Disinterested  Trustees"),  as defined by
Section  2(a)(19) of the 1940 Act and the rules  thereunder,  and as modified by any applicable  orders of the SEC, except that if this provision of this Section
3.8  is  not  met by  reason  of  the  death,  disqualification,  or  bona  fide resignation  of any Trustee or Trustees,  then the  operation of this  provision shall be suspended  (a) for a period of 45 days if the vacancy or vacancies  may be  filled  by the  Fund's  Board;  (b)  for a  period  of 60  days if a vote of shareholders  is  required  to fill the  vacancy or  vacancies;  or (c) for such longer period as the SEC may prescribe by order upon application.

   3.6 The Insurer and its agents will not in any way  recommend any proposal or oppose or  interfere  with any  reasonable  proposal  submitted by the Fund at a meeting or owners of Variable Contracts or shareholders of the Fund, and will in no way recommend,  oppose or interfere with the solicitation of proxies for Fund shares held by Contract  Owners,  without the prior written consent of the Fund, which consent may be withheld in the Fund's sole discretion.

   3.7  Each  party  hereto  shall  cooperate  with  each  other  party  and all appropriate  governmental  authorities having jurisdiction  (including,  without limitation,  the SEC, the NASD, and state insurance regulators) and shall permit such authorities  reasonable  access to its books and records in connection with any  investigation  or inquiry  relating to this  Agreement or the  transactions contemplated hereby.

ARTICLE IV.     POTENTIAL CONFLICTS

   4.1 During such time as the Fund engages in Mixed Funding or Shared  Funding, the parties hereto shall comply with the conditions in this Article IV.

   4.2 The Fund's Board of Trustees  shall monitor the Fund for the existence of any  material  irreconcilable  conflict  (1) between the  interests of owners of variable annuity contracts and variable life insurance policies, and (2) between the  interests  of owners of Variable  Contracts  ("Variable  Contract  Owners")
issued by different  Participating  Life Insurance  Companies that invest in the
Fund.  A material  irreconcilable  conflict  may arise for a variety of reasons, including:  (a) an action by any state  insurance  regulatory  authority;  (b) a change in applicable  federal or state  insurance,  tax, or  securities  laws or
regulations,   or  a  public  ruling,   private  letter  ruling,   no-action  or
interpretive  letter,  or any similar  action by  insurance,  tax, or securities regulatory  authorities;  (c) an  administrative  or  judicial  decision  in any relevant proceeding; (d) the manner in which the investments of any Portfolio of the Fund are being  managed;  (e) a difference in voting  instructions  given by variable annuity and variable life insurance  contract owners; or (f) a decision by a  Participating  Insurance  Company to disregard the voting  instructions of
Variable Contract Owners.

   4.3 The  Insurer  agrees  that it shall  report  any  potential  or  existing conflicts of which it is aware to the Fund's Board of Trustees. The Insurer will be  responsible  for assisting the Board of Trustees of the Fund in carrying out its responsibilities  under the Mixed and Shared Funding Exemptive Order, or, if the Fund is engaged in Mixed Funding or Shared Funding in reliance on Rule 6e-2,
6e-3(T),  or any  other  regulation  under  the 1940 Act,  the  Insurer  will be responsible  for assisting the Board of Trustees of the Fund in carrying out its responsibilities  under  such  regulation,  by  providing  the  Board  with  all information  reasonably  necessary for the Board to consider any issues  raised.
This includes, but is not limited to, an obligation by the Insurer to inform the
Board whenever Variable Contract Owner voting instructions are disregarded.  The
Insurer  shall carry out its  responsibility  under this Section 4.3 with a view only to the interests of the Variable Contract Owners.

   4.4 The Insurer  agrees that in the event that it is determined by a majority of the Board of Trustees  of the Fund or a majority of the Fund's  Disinterested
Trustees that a material  irreconcilable  conflict exists, the Insurer shall, at its  expense  and to the  extent  reasonably  practicable  (as  determined  by a majority of the Disinterested  Trustees of the Board of the Fund), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including:  (1) withdrawing the assets allocable to some or all of the
Separate  Accounts from the Fund or any Portfolio and reinvesting such assets in a different  investment  medium,  including  another  portfolio of the Fund,  or submitting the question as to whether such segregation  should be implemented to a vote of all affected Variable Contract Owners and, as appropriate, segregating the assets of any  appropriate  group  (I.E.,  annuity  contract  owners or life insurance  contract  owners of  contracts  issued  by one or more  Participating
Insurance  Companies),  that votes in favor of such segregation,  or offering to the affected  Variable  Contract Owners the option of making such a change;  and
(2)  establishing  a new  registered  management  investment  company or managed separate account.  If a material  irreconcilable  conflict arises because of the
Insurer's  decision to disregard  Variable Contract Owners' voting  instructions and that decision  represents a minority  position or would  preclude a majority vote,  the Insurer shall be required,  at the Fund's  election,  to withdraw the
Separate  Accounts'  investment  in  the  Fund,  provided,  however,  that  such withdrawal  and  termination  shall be  limited to the  extent  required  by the foregoing  material  irreconcilable  conflict as determined by a majority of the
Disinterested  Trustees, and no charge or penalty will be imposed as a result of such withdrawal. These responsibilities shall be carried out with a view only to the interests of the Variable  Contract Owners. A majority of the  Disinterested
Trustees  of the  Fund  shall  determine  whether  or not  any  proposed  action adequately remedies any material  irreconcilable  conflict, but in no event will the Fund or its investment adviser or the Distributor be required to establish a new funding medium for any Variable Contract.  The Insurer shall not be required by this Section 4.4 to establish a new funding medium for any Variable  Contract if any  offer to do so has  been  declined  by vote of a  majority  of  Variable
Contract Owners  materially  adversely  affected by the material  irreconcilable conflict.

   4.5 The  Insurer,  at least  annually,  shall  submit to the Fund's  Board of
Trustees such reports, materials, or data as the Board reasonably may request so that the Trustees of the Fund may fully carry out the  obligations  imposed upon the  Board by the  conditions  contained  in the  application  for the Mixed and
Shared Funding  Exemptive Order and said reports,  materials,  and data shall be submitted more frequently if deemed appropriate by the Board.

   4.6 All reports of  potential  or existing  conflicts  received by the Fund's
Board of Trustees, and all Board action with regard to determining the existence of a conflict,  notifying  Participating  Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly  recorded  in the minutes of the Board of Trustees of the Fund or other appropriate  records,  and such minutes or other records shall be made available to the SEC upon request.

   4.7 The Board of  Trustees of the Fund shall  promptly  notify the Insurer in writing of its  determination  of the  existence of an  irreconcilable  material conflict and its implications.

ARTICLE V.      PROSPECTUSES AND PROXY STATEMENTS; VOTING

   5.1 The Insurer shall  distribute  such  prospectuses,  proxy  statements and periodic  reports of the Fund to the owners of Variable  Contracts issued by the
Insurer as required to be  distributed  to such Variable  Contract  Owners under applicable federal or state law.

   5.2 The  Distributor  shall  provide the  Insurer  with as many copies of the current  prospectus  of the  Fund as the  Insurer  may  reasonably  request.  If requested  by  the  Insurer  in  lieu  thereof,  the  Fund  shall  provide  such documentation (including a final copy of the Fund's prospectus as set in type or in camera-ready  copy) and other assistance as is reasonably  necessary in order for the Insurer to either print a stand-alone  document or print together in one document the current prospectus for the Variable Contracts issued by the Insurer and the  current  prospectus  for the Fund,  or a  document  combining  the Fund prospectus with prospectuses of other funds in which the Variable  Contracts may be invested. The Fund shall bear the expense of printing and distributing copies of its current prospectus that will be distributed to existing Variable Contract
Owners (regardless of whether the prospectus is printed by the Fund and provided to the Insurer, or whether the prospectus is printed by the Insurer by virtue of having  received a copy set in type or in camera  ready  form),  and the Insurer shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the Variable Contracts issued by the Insurer.

   5.3 The Fund and the Distributor shall provide,  at the Fund's expense,  such copies of the Fund's current Statement of Additional  Information ("SAI") as may reasonably be requested,  to the Insurer and to any owner of a Variable Contract issued by the Insurer who requests such SAI.

   5.4 The Fund, at its expense (and  regardless  of whether such  documents are printed by the Fund and provided to the Insurer,  or whether such  documents are printed  by the  Insurer  by virtue of having  received a copy set in type or in camera  ready  form),  shall  provide  the  Insurer  with  copies  of its  proxy statements,  periodic  reports  to  shareholders,  and other  communications  to shareholders  in such  quantity  as the  Insurer  shall  reasonably  require for purposes of distributing to owners of Variable  Contracts issued by the Insurer.
The costs of proxy materials paid for by the Fund shall include, but not limited to, the costs of proxy cards,  notices,  statements  and tabulation  costs.  The
Fund,  at the  Insurer's  expense,  shall provide the Insurer with copies of its periodic  reports to shareholders  and other  communications  to shareholders in such quantity as the Insurer shall reasonably request for use in connection with offering  the  Variable  Contracts  issued by the  Insurer.  If requested by the
Insurer in lieu thereof, the Fund shall provide such documentation  (including a final copy of the Fund's proxy statements, periodic reports to shareholders, and other  communications to shareholders,  as set in type or in camera-ready  copy)
and other  assistance as reasonably  necessary in order for the Insurer to print such shareholder communications for distribution to owners of Variable Contracts issued by the Insurer.

   5.5 For so long as the SEC  interprets  the 1940 Act to require  pass-through
voting  by  Participating   Insurance  Companies  whose  Separate  Accounts  are
registered  as investment  companies  under the 1940 Act, the Insurer shall vote shares of each Portfolio of the Fund held in a Separate  Account or a subaccount thereof,  whether or not  registered  under the 1940 Act, at regular and special meetings of the Fund in  accordance  with  instructions  timely  received by the
Insurer (or its designated  agent) from owners of Variable  Contracts  funded by such Separate  Account or  subaccount  thereof  having a voting  interest in the
Portfolio.  The Insurer  shall vote shares of a Portfolio  of the Fund held in a
Separate  Account or a subaccount  thereof that are attributable to the Variable
Contracts as to which no timely  instructions  are  received,  as well as shares held in such Separate Account or subaccount thereof that are not attributable to the Variable  Contracts and owned  beneficially  by the Insurer  (resulting from charges against the Variable Contracts or otherwise),  in the same proportion as the votes  cast by  owners of the  Variable  Contracts  funded by that  Separate
Account or subaccount  thereof  having a voting  interest in the Portfolio  from whom  instructions  have been timely received.  The Insurer shall vote shares of each  Portfolio  of the Fund held in its  general  account,  if any, in the same proportion as the votes cast with respect to shares of the Portfolio held in all
Separate Accounts of the Insurer or subaccounts thereof, in the aggregate.

   5.6 During such time as the Fund engages in Mixed Funding or Shared  Funding, the Fund shall disclose in its prospectus  that (1) the Fund is intended to be a funding  vehicle for variable  annuity and  variable  life  insurance  contracts offered by various insurance companies,  (2) material  irreconcilable  conflicts possibly  may  arise,  and (3) the Board of  Trustees  of the Fund will  monitor events  in  order to  identify  the  existence  of any  material  irreconcilable conflicts and to determine what action,  if any,  should be taken in response to any  such  conflict.  The Fund  hereby  notifies  the  Insurer  that  prospectus disclosure may be appropriate  regarding  potential  risks of offering shares of the Fund to separate  accounts  funding  both  variable  annuity  contracts  and variable  life  insurance  policies and to separate  accounts  funding  Variable
Contracts of unaffiliated life insurance companies.

ARTICLE VI.     SALES MATERIAL AND INFORMATION

   6.1 The Insurer shall furnish, or shall cause to be furnished, to the Fund or its designee,  each piece of sales literature or other  promotional  material in which the Fund (or any  Portfolio  thereof)  or its  investment  adviser  or the
Distributor  is named at least 5 business days prior to the  anticipated  use of such material,  and no such sales literature or other promotional material shall be used unless the Fund and the  Distributor  or the designee of either  approve the material or do not respond with comments on the material  within 5 days from receipt of the material.

   6.2 The Insurer  agrees that neither it nor any of its  affiliates  or agents shall give any information or make any  representations  or statements on behalf of the Fund or concerning the Fund other than the information or representations contained in the  Registration  Statement or prospectus for the Fund shares,  as such  registration  statement and prospectus may be amended or supplemented from time to time,  or in  reports  or proxy  statements  for the  Fund,  or in sales literature or other  promotional  material  approved by the Fund or its designee and by the  Distributor or its designee,  except with the permission of the Fund or its designee and the Distributor or its designee.

   6.3 The Fund or the  Distributor  or the designee of either shall  furnish to the Insurer or its designee, each piece of sales literature or other promotional material  in which the  Insurer or its  Separate  Accounts  are named at least 5 business  days  prior  to the  anticipated  use of  such  material,  and no such material shall be used unless the Insurer or its designee  approves the material or does not respond with comments on the material  within 5 days from receipt of the material.

   6.4 The Fund and the  Distributor  agree  that  each and the  affiliates  and agents of each shall not give any  information  or make any  representations  on behalf of the Insurer or concerning the Insurer,  the Separate Accounts,  or the
Variable  Contracts  issued  by the  Insurer,  other  than  the  information  or representations  contained in a  registration  statement or prospectus  for such
Variable Contracts, as such registration statement and prospectus may be amended or  supplemented  from time to time, or in reports for the Separate  Accounts or prepared for  distribution  to owners of such  Variable  Contracts,  or in sales literature  or  other  promotional  material  approved  by  the  Insurer  or its designee, except with the permission of the Insurer.

   6.5 The Fund will  provide to the Insurer at least one  complete  copy of the
Mixed and Shared Funding Exemptive  Application and any amendments thereto,  all prospectuses,  Statements of Additional  Information,  reports, proxy statements and other voting solicitation  materials,  and all amendments and supplements to any of the above,  that  relate to the Fund or its  shares,  promptly  after the filing of such document with the SEC or other regulatory authorities.

   6.6 The  Insurer  will  provide  to the Fund all  prospectuses  (which  shall include an offering  memorandum if the Variable  Contracts issued by the Insurer or  interests  therein are not  registered  under the 1933 Act),  Statements  of
Additional Information,  reports, solicitations for voting instructions relating to the Fund,  and all  amendments or supplements to any of the above that relate to the Variable  Contracts issued by the Insurer or the Separate  Accounts which utilize the Fund as an underlying  investment medium,  promptly after the filing of such document with the SEC or other regulatory authority.

   6.7 For purposes of this Article VI, the phrase  "sales  literature  or other promotional  material" includes,  but is not limited to, advertisements (such as material  published,  or designed  for use, in a newspaper,  magazine,  or other periodical, radio, television,  telephone or tape recording,  videotape display, signs or  billboards,  motion  pictures,  computerized  media,  or other  public media),  sales literature (I.E., any written  communication  distributed or made generally available to customers or the public, including brochures,  circulars, research  reports,  market  letters,  form letters,  seminar texts,  reprints or excerpts of any other  advertisement,  sales literature,  or published article), educational or training  materials or other  communications  distributed or made generally available to some or all agents or employees.

ARTICLE VII.    INDEMNIFICATION

   7.1 INDEMNIFICATION BY THE INSURER

        7.1(a) The Insurer agrees to indemnify and hold harmless the Fund,  each of its  Trustees  and  officers,  any  affiliated  person of the Fund within the meaning of Section 2(a)(3) of the 1940 Act, and the  Distributor  (collectively, the "Indemnified  Parties" for purposes of this Section 7.1) against any and all losses, claims, damages,  liabilities (including amounts paid in settlement with the written consent of the Insurer) or litigation  expenses (including legal and other expenses),  to which the Indemnified  Parties may become subject under any statute or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  damages,  liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

               (i)  arise  out of or are  based  upon any  untrue  statement  or
        alleged  untrue   statement  of  any  material  fact  contained  in  the
        registration  statement or  prospectus  (which shall include an offering memorandum)  for the Variable  Contracts  issued by the Insurer or sales literature  for such Variable  Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged  omission to state therein a material fact required to be
        stated  therein  or  necessary  to  make  the  statements   therein  not
        misleading, provided that this agreement to indemnify shall not apply as to any  Indemnified  Party if such statement or omission or such alleged statement or omission was made in reliance upon and in  conformity  with information furnished to the Insurer by or on behalf of the Fund for use in the registration  statement or prospectus for the Variable  Contracts issued  by  the  Insurer  or  sales  literature  (or  any  amendment  or supplement)  or otherwise  for use in  connection  with the sale of such
        Variable Contracts or Fund shares; or

               (ii)  arise  out  of  or  as  a  result  of  any   statement   or
        representation  (other than statements or  representations  contained in the registration  statement,  prospectus or sales literature of the Fund not  supplied by the Insurer or persons  under its  control) or wrongful conduct of the  Insurer or any of its  affiliates,  employees  or agents with  respect  to the sale or  distribution  of the  Variable  Contracts issued by the Insurer or the Fund shares; or

               (iii)  arise  out of  any  untrue  statement  or  alleged  untrue statement  of a material  fact  contained in a  registration  statement, prospectus,  or sales literature of the Fund or any amendment thereof or supplement  thereto or the omission or alleged omission to state therein a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading  if such a statement or omission was made in reliance upon information  furnished to the Fund by or on behalf of the Insurer; or

               (iv)  arise  out of or  result  from any  material  breach of any representation  and/or warranty made by the Insurer in this Agreement or arise out of or result from any other material  breach of this Agreement by the Insurer;

 except to the extent provided in Sections 7.1(b) and 7.1(c) hereof.

        7.1(b)  The  Insurer  shall not be  liable  under  this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified  Party would  otherwise be subject by reason of willful  misfeasance,  bad faith, or gross  negligence in the performance of the
Indemnified  Party's  duties or by reason of the  Indemnified  Party's  reckless disregard of obligations or duties under this Agreement or to the Fund.

        7.1(c)  The  Insurer  shall not be  liable  under  this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such Party shall have notified the Insurer in writing  within a reasonable  time after the summons or other first legal process giving  information of the nature of the claim shall have been served upon such  Indemnified  Party (or after such
Party shall have received notice of such service on any designated  agent),  but failure to notify the  Insurer of any such claim  shall not  relieve the Insurer from any liability which it may have to the Indemnified  Party against whom such action is brought otherwise than on account of this  indemnification  provision.
In case any such action is brought against the Indemnified  Parties, the Insurer shall be entitled to  participate,  at its own  expense,  in the defense of such action.  The Insurer also shall be entitled to assume the defense thereof,  with counsel reasonably  satisfactory to the party named in the action.  After notice from the Insurer to such party of the  Insurer's  election to assume the defense thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of any additional  counsel  retained by it, and the Insurer  will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party  independently  in connection  with the defense thereof other than reasonable costs of investigation.

        7.1(d) The Indemnified  Parties shall promptly notify the Insurer of the commencement  of any litigation or proceedings  against them in connection  with the issuance or sale of the Fund shares or the Variable  Contracts issued by the
Insurer or the operation of the Fund.

   7.2 INDEMNIFICATION BY THE DISTRIBUTOR

        7.2(a)  The  Distributor  agrees  to  indemnify  and hold  harmless  the
Insurer,  its affiliated  principal  underwriter of the Variable Contracts,  and each of their  directors and officers and any  affiliated  person of the Insurer within  the  meaning  of  Section  2(a)(3)  of the 1940 Act  (collectively,  the
"Indemnified  Parties"  for  purposes of this  Section  7.2) against any and all losses, claims, damages,  liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation  expenses (including legal and other  expenses) to which the  Indemnified  Parties may become subject under any statute or regulation,  at common law or otherwise,  insofar as such losses, claims,  damages,  liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

               (i)  arise  out of or are  based  upon any  untrue  statement  or
        alleged  untrue   statement  of  any  material  fact  contained  in  the
        registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged  omission to state  therein a material  fact  required to be stated  therein or  necessary to make the statements  therein not  misleading,  provided  that this  agreement  to indemnify shall not apply as to any Indemnified  Party if such statement or omission or such  alleged  statement or omission was made in reliance upon and in conformity with information  furnished to the Distributor or the Fund or the  designee  of either by or on behalf of the  Insurer for use in the registration statement or prospectus for the Fund or in sales literature  (or any amendment or supplement) or otherwise for use in the registration statement or prospectus for the Fund or in sales literature
        (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts issued by the Insurer or Fund shares;
        or

               (ii)  arise  out  of  or  as  a  result  of  any   statement   or
        representations  (other than statements or representations  contained in the  registration  statement,  prospectus  or sales  literature  for the
        Variable  Contracts  not  supplied  by the  Distributor  the Fund or any employees  or agents  of  either)  or  wrongful  conduct  of the Fund or
        Distributor, or the affiliates,  employees, or agents of the Fund or the
        Distributor  with  respect to the sale or  distribution  of the Variable
        Contracts issued by the Insurer or Fund shares; or

               (iii)  arise  out of  any  untrue  statement  or  alleged  untrue statement  of a material  fact  contained in a  registration  statement, prospectus,  or sales literature  covering the Variable Contracts issued by the Insurer,  or any amendment thereof or supplement  thereto, or the omission or alleged  omission to state  therein a material fact required to be stated  therein or necessary to make the  statement or  statements therein  not  misleading,  if such  statement  or  omission  was made in reliance  upon  information  furnished to the Insurer by or on behalf of the Fund; or

               (iv)  arise  out of or  result  from any  material  breach of any representation and/or warranty made by the Distributor in this Agreement or  arise  out of or  result  from any  other  material  breach  of this
        Agreement by the Distributor;

except to the extent provided in Sections 7.2(b) and 7.2(c) hereof.

        7.2(b) The  Distributor  shall not be liable under this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified  Party would  otherwise be subject by reason of willful  misfeasance,  bad faith, or gross  negligence in the performance of the
Indemnified  Party's  duties or by reason of the  Indemnified  Party's  reckless disregard of obligations or duties under this Agreement or to the Insurer or the
Separate Accounts.

        7.2(c) The  Distributor  shall not be liable under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such Party shall have notified the  Distributor  in writing  within a reasonable time after the summons or other first legal process  giving  information  of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated  agent), but  failure to notify the  Distributor  of any such claim shall not relieve the
Distributor  from  any  liability  which it may  have to the  Indemnified  Party against  whom  such  action  is  brought  otherwise  than  on  account  of  this indemnification  provision.  In case any such  action  is  brought  against  the
Indemnified Parties, the Distributor will be entitled to participate,  at is own expense,  in the  defense  thereof.  The  Distributor  also shall be entitled to assume the defense thereof,  with counsel  reasonably  satisfactory to the party named in the  action.  After  notice from the  Distributor  to such party of the
Distributor's  election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional  counsel  retained by it, and the  Distributor  will not be liable to such party under this  Agreement for any legal or other  expense  subsequently  incurred by such party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

        7.2(d)  The  Insurer  shall  promptly  notify  the  Distributor  of  the commencement of any litigation or proceedings  against it or any of its officers or directors in connection  with the issuance or sale of the Variable  Contracts issued by the Insurer or the operation of the Separate Accounts.

   7.3 INDEMNIFICATION BY THE FUND

        7.3(a) The Fund agrees to indemnify and hold  harmless the Insurer,  its affiliated  principal  underwriter of the Variable Contracts,  and each of their directors  and  officers  and any  affiliated  person of the Insurer  within the meaning  of  Section  2(a)(3) of the 1940 Act  (collectively,  the  "Indemnified
Parties" for  purposes of this Section 7.3) against any and all losses,  claims, damages,  liabilities  (including  amounts paid in  settlement  with the written consent of the Fund) or litigation expenses (including legal and other expenses)
to which the  Indemnified  Parties  may  become  subject  under any  statute  or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the
Fund's shares or the Variable Contracts issued by the Insurer and:

               (i)  arise  out of or are  based  upon any  untrue  statement  or
        alleged  untrue   statement  of  any  material  fact  contained  in  the
        registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged  omission to state  therein a material  fact  required to be stated  therein or  necessary to make the statements  therein not  misleading,  provided  that this  agreement  to indemnify shall not apply as to any Indemnified  Party if such statement or omission or such  alleged  statement or omission was made in reliance upon and in conformity with information  furnished to the Distributor or the Fund or the  designee  of either by or on behalf of the  Insurer for use in the registration statement or prospectus for the Fund or in sales literature  (or any  amendment or  supplement)  or otherwise  for use in connection with the sale of the Variable Contracts issued by the Insurer or Fund shares; or

               (ii)  arise  out  of  or  as  a  result  of  any   statement   or
        representation  (other than statements or  representations  contained in the  registration  statement,  prospectus  or sales  literature  for the
        Variable  Contracts not supplied by the  Distributor or any employees or agents  thereof) or  wrongful  conduct of the Fund,  or the  affiliates, employees,  or  agents  of  the  Fund,  with  respect  to  the  sale  or distribution  of the  Variable  Contracts  issued by the Insurer or Fund shares; or

               (iii)  arise  out of  any  untrue  statement  or  alleged  untrue statement  of a material  fact  contained in a  registration  statement, prospectus or sales literature covering the Variable Contracts issued by the Insurer,  or any  amendment  thereof or supplement  thereto,  or the omission or alleged  omission to state  therein a material fact required to be stated  therein or necessary to make the  statement or  statements therein  not  misleading,  if such  statement  or  omission  was made in reliance  upon  information  furnished to the Insurer by or on behalf of the Fund; or

               (iv)  arise  out of or  result  from any  material  breach of any representation  and/or  warranty  made by the Fund in this  Agreement or arise out of or result from any other material  breach of this Agreement by the Fund;

except to the extent provided in Sections 7.3(b) and 7.3(c) hereof.

        7.3(b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages,  liabilities or litigation expenses to which an  Indemnified  Party would  otherwise be subject by reason of willful
misfeasance,   bad  faith,  or  gross  negligence  in  the  performance  of  the
Indemnified  Party's  duties or by reason of the  Indemnified  Party's  reckless disregard of obligations or duties under this Agreement or to the Insurer or the
Separate Accounts.

        7.3(c) The Fund shall not be liable under this indemnification provision with  respect to any claim made against an  Indemnified  Party unless such party shall have  notified  the Fund in  writing  within a  reasonable  time after the summons or other first legal  process  giving  information  of the nature of the claim shall have been served  upon such  Indemnified  Party (or after such Party shall have received notice of such service on any designated agent), but failure to  notify  the Fund of any such  claim  shall  not  relieve  the Fund  from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such  action  is  brought  against  the  Indemnified  Parties,  the Fund will be entitled to participate,  at its own expense,  in the defense thereof.  The Fund also shall be entitled to assume the defense  thereof,  with counsel  reasonably satisfactory  to the party  named in the action.  After  notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified
Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal
or  other  expenses   subsequently  incurred  by  such  party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

        7.3(d) The Insurer shall promptly notify the Fund of the commencement of any litigation or proceedings  against it or any of its officers or directors in connection  with the  issuance or sale of the Variable  Contracts  issued by the
Insurer or the sale of the Fund's shares.

ARTICLE VIII.   APPLICABLE LAW

   8.1 This Agreement shall be construed and the provisions  hereof  interpreted under and in accordance with the laws of the State of New York.

   8.2 This Agreement shall be subject to the provisions of the 1933,  1934, and
1940 Acts, and the rules and regulations and rulings thereunder,  including such exemptions  from  those  statutes,  rules and  regulations  as the SEC may grant
(including,  but not limited to, the Mixed and Shared Funding  Exemptive Order), and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.     TERMINATION

   9.1 This Agreement shall  terminate:

        (a) at the option of any party upon 180 days advance  written  notice to the other parties; or

        (b) at the  option of the  Insurer if shares of the  Portfolios  are not reasonably  available to meet the requirements of the Variable  Contracts issued by the Insurer,  as  determined  by the Insurer,  and upon prompt  notice by the
Insurer to the other parties; or

        (c) at the option of the Fund or the  Distributor  upon  institution  of formal proceedings against the Insurer or its agent by the NASD, the SEC, or any state securities or insurance  department or any other regulatory body regarding the Insurer's duties under this Agreement or related to the sale of the Variable
Contracts issued by the Insurer, the operation of the Separate Accounts,  or the purchase of the Fund shares; or

        (d) at the option of the Insurer upon institution of formal  proceedings against  the  Fund  or the  Distributor  by the  NASD,  the  SEC,  or any  state securities or insurance department or any other regulatory body; or

        (e) upon  requisite  vote of the  Variable  Contract  Owners  having  an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of the Fund or a Portfolio in  accordance  with the terms of the Variable  Contracts  for which those shares had been selected or serve as the underlying investment media; or

        (f) in the event any of the shares of a  Portfolio  are not  registered, issued or sold in accordance with  applicable  state and/or federal law, or such law precludes the use of such shares as the underlying  investment  media of the
Variable Contracts issued or to be issued by the Insurer; or

        (g) by any party to the Agreement upon a determination  by a majority of the Trustees of the Fund, or a majority of its Disinterested  Trustees,  that an irreconcilable conflict, as described in Article IV hereof, exists; or

        (h) at the  option of the  Insurer if the Fund or a  Portfolio  fails to meet the  requirements  under  Subchapter M of the Code for  qualification  as a
Regulated   Investment   Company   specified   in  Section  2.8  hereof  or  the
diversification requirements specified in Section 2.9 hereof.

   9.2 Each party to this Agreement  shall promptly  notify the other parties to the  Agreement  of  the  institution  against  such  party  of any  such  formal proceedings  as described in Sections  9.1(c) and (d) hereof.  The Insurer shall give 60 days prior  written  notice to the Fund of the date of any proposed vote of Variable Contract Owners to replace the Fund's shares as described in Section
9.1(e) hereof.

   9.3 Except as  necessary  to  implement  Variable  Contract  Owner  initiated transactions, or as required by state insurance laws or regulations, the Insurer shall not redeem Fund shares  attributable to the Variable  Contracts  issued by the Insurer (as opposed to Fund shares attributable to the Insurer's assets held in the Separate  Accounts),  and the Insurer shall not prevent Variable Contract
Owners from allocating payments to a Portfolio,  until 30 days after the Insurer shall have notified the Fund or Distributor of its intention to do so.

   9.4  Notwithstanding  any  termination  of this  Agreement,  the Fund and the
Distributor  shall at the  option  of the  Insurer  continue  to make  available additional  shares of the Fund  pursuant  to the terms  and  conditions  of this
Agreement,  for all  Variable  Contracts  in  effect  on the  effective  date of termination of this Agreement (hereinafter referred to as "Existing Contracts").
Specifically, without limitation, based upon instructions from the owners of the
Existing  Contracts,  the Separate  Accounts  shall be  permitted to  reallocate investments  in the  Portfolios  of  the  Fund  and  redeem  investments  in the
Portfolios, and shall be permitted to invest in the Portfolios in the event that owners of the Existing  Contracts make  additional  purchase  payments under the
Existing  Contracts.  If this  Agreement  terminates,  the  parties  agree  that
Sections  3.7.,  7.1,  7.2,  7.3,  8.1,  and 8.2,  will  remain in effect  after termination.  In addition,  all other  applicable  provisions of this  Agreement shall  survive  termination  as long as shares of the Fund are held on behalf of
Existing  contract,  except that the Fund and Distributor  shall have no further obligation to make Fund shares  available to any  Contracts  other than Existing
Contracts.

ARTICLE X.      NOTICES

   Any notice shall be  sufficiently  given when sent by registered or certified mail to the other  party at the address of such party set forth below or at such other  address  as such  party may from time to time  specify  in writing to the other party.

        IF TO THE FUND:

           FEDERATED INSURANCE SERIES
           Federated Investors Tower
           1001 Liberty Avenue
           Pittsburgh, Pennsylvania 15222-3779
           Attn:  John W. McGonigle

        IF TO THE DISTRIBUTOR:

           FEDERATED SECURITIES CORP.
           Federated Investors Tower
           1001 Liberty Avenue
           Pittsburgh, Pennsylvania 15222-3779
           Attn:  John W. McGonigle

        IF TO THE INSURER:

           FIRST SECURITY BENEFIT LIFE INSURANCE & ANNUITY COMPANY OF NEW YORK
           70 West Red Oak Lane, 4th Floor
           White Plains, NY 10604
           Attn:  Chief Administrative Officer

           With a copy to:

           SECURITY BENEFIT LIFE INSURANCE COMPANY
           One Security Benefit Place
           Topeka, Kansas 66636
           Attention:  General Counsel

ARTICLE XI:     MISCELLANEOUS

   11.1 The Fund and the  Insurer  agree that if and to the extent  Rule 6e-2 or
Rule  6e-3(T)  under the 1940 Act is amended or if Rule 6e-3 is adopted in final form,  to the extent  applicable,  the Fund and the Insurer shall each take such steps as may be necessary to comply with the Rule as amended or adopted in final form.

   11.2 A copy of the Fund's  Agreement and Declaration of Trust is on file with the Secretary of the  Commonwealth of  Massachusetts  and notice is hereby given that any  agreements  that are  executed on behalf of the Fund by any Trustee or officer of the Fund are  executed  in his or her  capacity as Trustee or officer and not  individually.  The  obligations of this Agreement shall only be binding upon the  assets  and  property  of the Fund and shall not be  binding  upon any
Trustee, officer or shareholder of the Fund individually.

   11.3  Nothing  in  this  Agreement   shall  impede  the  Fund's  Trustees  or
shareholders  of the shares of the Fund's  Portfolios from exercising any of the rights  provided to such Trustees or  shareholders  in the Fund's  Agreement and
Declaration  of Trust,  as  amended,  a copy of which  will be  provided  to the
Insurer upon request.

   11.4 Insurer, on behalf of its separate accounts will be the sole shareholder of record of Fund shares. Fund and Distributor  recognize that they may derive a substantial  savings in distribution  and  administrative  expenses by virtue of having a sole shareholder rather than multiple shareholders. In consideration of the savings  resulting  from  having a sole  shareholder  rather  than  multiple shareholders,  Distributor, and/or Fund, as applicable, agrees to pay to Insurer or its designated  NASD  registered  broker-dealer  affiliate in accordance with
Exhibit C hereto. Where any supplemental  administrative  services,  shareholder services or  distribution  services (as defined by the National  Association  of
Securities  Dealers)  or  equivalent  fee is payable  under the  Agreement,  the applicable  fee, as of the  effective  date of this  Amendment,  shall be as set forth in Exhibit C attached hereto,  per annum of the average  aggregate monthly net asset  value of shares of the Fund held by the  Accounts,  unless  otherwise herein specified, in accordance with the terms of the Agreement.  Such fee shall be paid in arrears at least  quarterly.  Each  period's fee shall be  determined based on assets held by the Accounts at the end of each period and each period's fee will be  independent  of every other period's fee. Such fee shall be due and payable  automatically  within 45 (forty  five)  days  after the last day of the period to which such payment relates. In the event of late payment, Insurer will send Distributor a detailed invoice regarding such payment.

   11.5 It is understood that the name "Federated" or any derivative  thereof or logo associated  with that name is the valuable  property of the Distributor and its  affiliates,  and  that the  Insurer  has the  right  to use  such  name (or derivative  or  logo)  only  so  long  as  this  Agreement  is in  effect.  Upon termination of this Agreement the Insurer shall forthwith cease to use such name
(or derivative or logo).

   11.6 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

   11.7  This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts,  each of which taken  together  shall  constitute one and the same instrument.

   11.8 If any  provision of this  Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

   11.9 This Agreement may not be assigned by any party to the Agreement  except with the written consent of the other parties to the Agreement.

   11.10 The parties hereto acknowledge that any non-public personal information
(as defined by  applicable  law or regulation  promulgated  under Title V of the
Gramm-Leach-Bliley  Act of 1999  [the  "Act"])  of  contract  owners  (including beneficial  owners) invested in the Accounts  provided by Insurer to the Fund or
Distributor  will be disclosed or utilized  solely to carry out the terms of the
Agreement  or  pursuant  to an  exception  contained  in any  applicable  law or regulation  promulgated under the Act. Without limiting the foregoing,  no party hereto shall  disclose any  information  that another  party has  designated  as proprietary.

   11.11 None of the parties hereto shall be liable to the other for any losses,
damages,  costs,  charges,   counsel  fees,  payments,   expenses  or  liability
("Liabilities")  due to any failure,  delay or  interruption  in performing  its obligations  under this  Amendment and without the fault or gross  negligence of such party,  insofar as such Liabilities are due to causes or conditions  beyond its control  including,  without  limitation,  labor disputes,  strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism,  embargoes,  epidemics, invasion, rebellion, hostilities,  insurrections,  explosions, floods, unusually severe weather conditions,  earthquakes,  military power, sabotage, governmental regulations or controls,  failure of power,  fire or other casualty,  accidents, national or local emergencies,  boycotts, picketing, slow-downs, work stoppages, acts of God or natural disasters.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the day and year first above written.

                                         FEDERATED INSURANCE SERIES

ATTEST:  C. GRANT ANDERSON               By:     T. CHRISTOPHER DONAHUE
         ---------------------------             -------------------------------
Name:    C. Grant Anderson               Name:   T. Christopher Donahue
         ---------------------------             -------------------------------
Title:   Assistant Secretary             Title:  President
         ---------------------------             -------------------------------

                                         FEDERATED SECURITIES CORP.

ATTEST:  KIRK A. MONTGOMERY              By:     JOHN B. FISHER
         ---------------------------             -------------------------------
Name:    Kirk A. Montgomery              Name:   John B. Fisher
         ---------------------------             -------------------------------
Title:   Secretary                       Title:  President-Institutional Sales
         ---------------------------             -------------------------------

                                         FIRST SECURITY BENEFIT LIFE INSURANCE
                                         AND ANNUITY COMPANY OF NEW YORK

ATTEST:  CHRIS SWICKARD                  By:     ROGER K. VIOLA
         ---------------------------             -------------------------------
Name:    Chris Swickard                  Name:   Roger K. Viola
         ---------------------------             -------------------------------
Title:   Attorney                        Title:  VP, General Counsel & Secretary
         ---------------------------             -------------------------------

                                    EXHIBIT A

                           VARIABLE ANNUITY ACCOUNT A

                             NAIC COMPANY CODE 60084

                                    EXHIBIT B

              FEDERATED HIGH INCOME BOND FUND II - (SERVICE SHARES)

                FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

                                    EXHIBIT C

                             APPLICABLE FEE SCHEDULE

                                             SUPPLEMENTAL
                                            ADMINISTRATIVE
PORTFOLIO                                    SERVICE FEE       12b-1 FEE*
---------                                   --------------     ----------

Federated High Income Bond Fund II
(Service Shares) (250)                          0.25%            0.25%

Federated Fund for U.S. Government
Securities II (334)                             0.25%             NA

*  In  accordance  with  applicable  NASD  Rules,  12b-1  fees  will  be paid to affiliated registered broker-dealer as designated by Insurer.